SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report - January 28, 1997
                        (Date of earliest event reported)


                                 GTE Corporation
              (Exact name of registrant as specified in its charter)


                                    NEW YORK
         (State or other jurisdiction of incorporation or organization)


          1-2755                                     13-1678633
  (Commission File Number)               (IRS Employer Identification No.)












  One Stamford Forum
  Stamford, Connecticut                                            06904
  (Address of principal executive offices)                       (Zip Code)


                                (203) 965-2000
               Registrant's telephone number, including area code





                                GTE CORPORATION

                                   FORM 8-K

                              ITEM OF INFORMATION



  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

           (a)  Financial Statements -- None.

           (b)  Pro Forma Financial Information -- None.

           (c)  Exhibits

                1.1 Form of Purchase Agreement, including Standard Purchase
                    Agreement Provisions (January 1997 Edition), pertaining to Registration Statements on Form S-3 (File Nos. 33-63145 and 33-40247) under which the Securities referenced therein are to be issued.

                12 Statement re: Calculation of the Ratio of Earnings to Fixed Charges.

                99  GTE's recently reported 1996 year-end results.



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     GTE CORPORATION
                                                       (Registrant)


                                              By     Marianne Drost
                                                     Marianne Drost
                                                       Secretary



  Date:  January 28, 1997